UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2014

W. P. CAREY INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13779	45-4549771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY		10020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders.

An annual meeting of stockholders of W. P. Carey Inc. (the “Company”) was held on June 19, 2014 (the “Annual Meeting”). Set forth below are the final voting results from the Annual Meeting.

Proposal One

To elect fourteen Directors for 2014:

Name of Director	For	Withheld	Abstain	Broker Non-Votes
Trevor P. Bond	54,938,055	290,741	-	31,189,872
Nathaniel S. Coolidge	54,618,817	609,979	-	31,189,872
Mark J. DeCesaris	54,897,802	330,994	-	31,189,872
Eberhard Faber, IV	54,577,904	650,892	-	31,189,872
Benjamin H. Griswold, IV	54,824,351	404,445	-	31,189,872
Axel K.A. Hansing	54,813,792	415,004	-	31,189,872
Jean Hoysradt	54,948,465	280,331	-	31,189,872
Dr. Richard C. Marston	54,647,504	581,292	-	31,189,872
Robert E. Mittelstaedt, Jr.	54,663,923	564,873	-	31,189,872
Charles E. Parente	54,627,920	600,876	-	31,189,872
Mary M. VanDeWeghe	54,930,187	298,609	-	31,189,872
Nick J.M. van Ommen	54,686,239	542,557	-	31,189,872
Dr. Karsten von Köller	54,631,958	596,838	-	31,189,872
Reginald Winssinger	54,838,582	390,214	-	31,189,872

For Proposal One, each of the directors received a plurality of the votes cast, in person or by proxy, at the Annual Meeting and, as a result, each was elected to serve until the next annual meeting of stockholders.

Proposal Two

	For	Against	Abstain	Broker Non-Votes
A proposal to approve, in an advisory vote, the compensation for the Company’s named executive officers	52,612,391	1,941,711	674,694	31,189,872

Proposal Two was approved after receiving more than a majority of the votes cast, in person or by proxy, at the Annual Meeting.

Proposal Three

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
A proposal to determine, in an advisory vote, the frequency of the vote on the compensation for the Company’s named executive officers	49,621,451	635,893	4,357,074	614,378	31,189,872

In accordance with the recommendation of the Board of Directors and the voting results of Proposal Three, the Board of Directors has determined that the Company will hold future advisory votes on the compensation of the Company’s named executive officers every year, until such time as another advisory vote on the frequency of stockholder votes on executive compensation is held.

Proposal Four

	For	Against	Abstain	Broker Non-Votes
To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2014	85,103,553	1,045,653	269,462	-

Proposal Four was approved after receiving more than a majority of the votes cast, in person or by proxy, at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey Inc.

Date: June 25, 2014	By:	/s/ Susan C. Hyde
Susan C. Hyde
Managing Director